UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2014

B/E AEROSPACE, INC.

(Exact name of registrant as specified in charter)

Delaware	0-18348	06-1209796
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

1400 Corporate Center Way, Wellington, Florida	33414-2105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreements with KLX in Connection with the Spin-Off

On December 16, 2014 (the “Distribution Date”), B/E Aerospace, Inc. (“B/E Aerospace”) completed the previously announced spin-off of KLX Inc. (“KLX”) by means of the transfer of its Consumables Management Segment businesses to KLX and the subsequent distribution to B/E Aerospace stockholders of all of the outstanding shares of KLX common stock (the “Spin-Off”).  On December 15, 2014, B/E Aerospace entered into several agreements with KLX that govern the relationship of the parties following the Spin-Off, including a Separation and Distribution Agreement and a Tax Sharing and Indemnification Agreement.

A summary of the material terms of these agreements can be found in the Information Statement, dated November 26, 2014 (the “Information Statement”), filed as Exhibit 99.1 to this Current Report on Form 8-K, under “Certain Relationships and Related Party Transactions—Agreements with B/E Aerospace Related to the Spin-Off,” which summary is incorporated herein by reference.  The summary is qualified in its entirety by reference to the Separation and Distribution Agreement and Tax Sharing and Indemnification Agreement, filed as Exhibits 2.1 and 10.1, respectively, hereto, each of which is incorporated herein by reference.

Senior Secured Credit Facilities

On the Distribution Date, B/E Aerospace entered into a credit agreement (the “Credit Agreement”) with a syndicate of lenders providing B/E Aerospace with (x) a $2,200.0 million senior secured term loan B credit facility (the “Term Loan Facility”) and (y) a $600.0 million senior secured revolving credit facility (the “Revolving Credit Facility” and, together with the Term Loan Facility, the “Credit Facilities”).  JPMorgan Chase Bank, N.A. is the administrative agent under the Credit Agreement.

Unless terminated earlier or extended in accordance with the terms and conditions of the Credit Agreement, the Term Loan Facility will mature seven years from the Distribution Date and the Revolving Credit Facility will mature five years from the Distribution Date.  The Credit Agreement provides an option for B/E Aerospace to request additional term loan commitments, increases to an existing tranche of term loans or additional incremental revolving credit borrowing capacity, in an aggregate amount for all such requests not to exceed the sum of (x) $275.0 million plus (y) an additional amount that would not cause B/E Aerospace to exceed a certain specified secured leverage ratio, in each case, upon the satisfaction of certain customary terms and conditions.  Borrowings under the Credit Facilities will bear interest, at B/E Aerospace’s option, at (x) a LIBOR-based rate or a base rate, plus (y) (i) in the case of the Term Loan Facility, an applicable margin and (ii) in the case of the Revolving Credit Facility, an applicable margin, which margin may be reduced after the first fiscal quarter end after the Distribution Date subject to B/E Aerospace attaining certain total leverage ratio levels.  The LIBOR rate for the loans under the Term Loan Facility is subject to a floor.  B/E Aerospace’s obligations under the Credit Agreement are guaranteed by B/E Aerospace’s wholly-owned material domestic subsidiaries (as of the Distribution Date, there will not be any such qualifying subsidiaries, so initially there will be no guarantors) and secured by liens on substantially all of B/E Aerospace’s and such subsidiary guarantors’ domestic assets (including a pledge of a portion of the capital stock of certain foreign subsidiaries owned directly by B/E Aerospace or a guarantor), subject to certain exceptions and thresholds.

The Credit Agreement contains customary conditions precedent to borrowing and affirmative and negative covenants with respect to B/E Aerospace and its subsidiaries, including limitations on the incurrence of debt, limitations on liens, prohibitions on fundamental changes (including by way of merger, consolidation, amalgamation, sale, liquidation or dissolution), limitations on the sale or other disposition of assets, limitations on investments, loans and advances, limitations on declaration and payment of dividends, restrictions on transactions with affiliates, prohibitions on amendments to organizational documents or to documents relating to the Spin-Off in a manner materially adverse to the interests of the lenders and limitations on prepayment of other debt, in each case, subject to certain exceptions, materiality and/or threshold amounts.  In addition, the Credit Agreement contains financial maintenance covenants, applicable only to the Revolving Credit Facility, requiring B/E Aerospace to maintain a maximum total leverage ratio and a minimum interest coverage ratio, in each case, during the term of the Revolving Credit Facility.  The Revolving Credit Facility has no scheduled amortization or scheduled commitment reductions.  B/E Aerospace will be required to repay installments on the loans outstanding under the Term Loan Facility in quarterly installments in aggregate annual amounts equal to 1.00% of the initial funded total principal amount of the Term Loan Facility, with the remaining amount payable on the maturity date for the Term Loan Facility.  Amounts borrowed and outstanding under the Term Loan Facility will, in certain circumstances, be required to be prepaid with (1) the proceeds from certain asset sales, subject to certain thresholds and reinvestment rights, (2) the proceeds from certain incurrences of indebtedness, (3) the proceeds from certain casualty and condemnation events, subject to certain thresholds and reinvestment rights and (4) subject to B/E Aerospace’s secured leverage ratio, a certain percentage of excess cash flow.  B/E Aerospace may voluntarily repay outstanding loans under the Credit Facilities at any time without premium or penalty, other than a prepayment premium on voluntary prepayment of loans under the Term Loan Facility in connection with a repricing transaction within twelve months of the closing date of the Credit Agreement, and customary “breakage” costs with respect to LIBOR loans.

The Credit Agreement further provides for certain customary representations and warranties and events of default, including, among other things, the failure to pay interest, principal and other fees, the failure to observe or perform any material covenant contained in the Credit Agreement, default under certain other material indebtedness, a change of control of B/E Aerospace and the institution of any bankruptcy or insolvency proceedings.

B/E Aerospace used the initial borrowings under the Term Loan Facility to repay a portion of B/E Aerospace’s 6.875% Senior Notes due 2020 (the “2020 Notes”) and 5.25% Senior Notes due 2022 (the “2022 Notes” and, together with the 2020 Notes, the “Notes” and each, a series of “Notes”) and to repay any and all amounts outstanding under B/E Aerospace’s previous credit facility in full.  Borrowings under the Revolving Credit Facility will be used by B/E Aerospace to finance the working capital needs and other general corporate purposes of B/E Aerospace and its subsidiaries.

The preceding summary of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Supplemental Indentures in Connection with the Tender Offers

On December 16, 2014, in connection with the cash tender offers (the “Tender Offers”) by B/E Aerospace for any and all 2020 Notes and 2022 Notes and related consent solicitations, B/E Aerospace accepted for purchase and purchased $526,372,000 aggregate principal amount of the 2020 Notes and $1,269,120,000 aggregate principal amount of the 2022 Notes.  B/E Aerospace and Wilmington Trust Company, as trustee (the “Trustee”), entered into a fifth supplemental indenture dated as of December 15, 2014 (the “Fifth Supplemental Indenture”) with respect to the 2020 Notes and a sixth supplemental indenture dated as of December 15, 2014 (the “Sixth Supplemental Indenture” and together with the Fifth Supplemental Indenture, the “Supplemental Indentures”) with respect to the 2022 Notes.  The Fifth Supplemental Indenture amends and supplements the indenture, dated as of July 1, 2008 (the “Base Indenture”), between B/E Aerospace and the Trustee, as supplemented by the second supplemental indenture, dated as of September 16, 2010 (as so supplemented, the “2020 Indenture”) pursuant to which the 2020 Notes were issued.  The Sixth Supplemental Indenture amends and supplements the Base Indenture as supplemented by the third supplemental indenture, dated as of March 13, 2012 (as so supplemented, together with the 2020 Indenture, the “Indentures”), between B/E Aerospace and the Trustee, pursuant to which the 2022 Notes were issued.  The Supplemental Indentures became effective upon execution thereof by B/E Aerospace and the Trustee and became operative on December 16, 2014 upon the acceptance for purchase by B/E Aerospace of all Notes tendered in the Tender Offers on or before 5:00 p.m., December 11, 2014.  Each Supplemental Indenture amends the applicable Indenture to, among other things, eliminate most of the restrictive covenants and certain events of default applicable to the relevant series of Notes and to reduce the minimum length of the notice required for an optional redemption.  Copies of the Supplemental Indentures are attached hereto as Exhibits 10.3 and 10.4 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under the heading “Senior Secured Credit Facilities” under Item 1.01 is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information under Item 5.03 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Spin-Off as previously announced, Thomas P. McCaffrey (Senior Vice President and Chief Financial Officer) ceased to serve as Senior Vice President and Chief Financial Officer of B/E Aerospace, effective as of immediately prior to the Distribution Date.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the “Board”) of B/E Aerospace has approved and authorized the adoption of Amended and Restated By-Laws of B/E Aerospace (the “Amended and Restated By-Laws”), which became effective as of 12:01 a.m. (Eastern time) on December 16, 2014.  The Amended and Restated By-Laws amend the advance notice requirement for stockholder proposals to bring business before an annual meeting.   The previous By-Laws of B/E Aerospace (the “Previous By-Laws”) required that stockholder proposals must be received by B/E Aerospace’s secretary not less than 50 days prior to the date of the annual meeting, unless there had been less than 60 days’ notice or prior public disclosure of the date of the meeting.  The Amended and Restated By-Laws require written notice not more than 120 days nor less than 90 days prior to the anniversary of the previous year’s annual meeting, with an exception in years in which the date of the annual meeting is either more than 30 days prior to the anniversary of the previous year’s annual meeting, or later than 70 days after the anniversary of the previous year’s annual meeting, in which case notice is required no later than the close of business on the 10th day following the public announcement of the date of the meeting.

In addition, the Amended and Restated By-Laws amend the method by which the number of directors on the Board is fixed within the limits permitted by the by-laws.  The Previous By-Laws provided that the number of directors of B/E Aerospace is determined by the stockholders at the annual meeting, and that the size of the Board may be increased or (for specified reasons) decreased by either the stockholders or by a vote of a majority of directors then in office.  Under the Amended and Restated By-Laws, the number of directors may be fixed, increased or decreased solely by a vote of a majority of the directors then in office.

Amendments were also made to the method by which Board vacancies, including those resulting from an increase in the number of directors, are to be filled.  Under the Previous By-Laws, vacancies on the Board could be filled by either the stockholders or by a vote of a majority of directors then in office.  The Amended and Restated By-Laws provide that any vacancy on the Board may be filled solely by a vote of a majority of the directors then in office.

The Amended and Restated By-Laws also reduce the maximum number of directors on the Board from twelve to nine.

The foregoing description of the Amended and Restated By-Laws is incomplete and qualified in its entirety by reference to the full text thereof, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events.

On December 17, 2014, B/E Aerospace issued a press release announcing the completion of the Spin-Off, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On December 16, 2014, B/E Aerospace issued notices under the Indentures that it has elected to redeem all of the Notes that remain outstanding following the expiration of the Tender Offers on December 29, 2014 (the

“Redemption Date”) at a redemption price equal to 100% of the aggregate principal amount of Notes to be redeemed plus a make-whole premium and accrued and unpaid interest to, but not including, the Redemption Date, as more specifically set forth in the notice of redemption for such series of Notes.  Holders of Notes are encouraged to refer to the notices of redemption.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Exhibit Description
2.1

Separation and Distribution Agreement, dated as of December 15, 2014, by and between KLX Inc. and B/E Aerospace, Inc. (incorporated by reference to Exhibit 2.1 to KLX Inc.’s Current Report on Form 8-K dated December 19, 2014, filed with the Securities and Exchange Commission on December 19, 2014 (File No. 001-3661))

3.1	Amended and Restated By-Laws of B/E Aerospace, Inc.
10.1

Tax Sharing and Indemnification Agreement, dated as of December 15, 2014, by and between KLX Inc. and B/E Aerospace, Inc. (incorporated by reference to Exhibit 10.1 to KLX Inc.’s Current Report on Form 8-K dated December 19, 2014, filed with the Securities and Exchange Commission on December 19, 2014 (File No. 001-3661))

10.2

Credit Agreement, dated as of December 16, 2014, among B/E Aerospace, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent, Citigroup Global Markets Inc. and Goldman Sachs Bank USA, as Syndication Agents, Credit Suisse AG, Cayman Islands Branch, TD Bank, N.A., Royal Bank of Canada, Deutsche Bank Securities Inc., Barclays Bank PLC, Bank of Tokyo Mitsubishi UFJ, Ltd. and Capital One Business Credit Corp., as Documentation Agents, and certain lenders party thereto.

10.3	Fifth Supplemental Indenture, dated as of December 15, 2014, between B/E Aerospace, Inc. and Wilmington Trust Company, as trustee.
10.4	Sixth Supplemental Indenture, dated as of December 15, 2014, between B/E Aerospace, Inc. and Wilmington Trust Company, as trustee.
99.1

Information Statement of KLX Inc., dated November 26, 2014 (incorporated by reference to Exhibit 99.1 to KLX Inc.’s Amendment No. 4 to Registration Statement on Form 10 dated November 26, 2014, filed with the Securities and Exchange Commission on November 26, 2014 (File No. 001-36610)).

99.2	Press Release dated December 17, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 19, 2014

B/E AEROSPACE, INC.

By:	/s/ Joseph T. Lower
Name: Joseph T. Lower
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Event Description
2.1

Separation and Distribution Agreement, dated as of December 15, 2014, by and between KLX Inc. and B/E Aerospace, Inc. (incorporated by reference to Exhibit 2.1 to KLX Inc.’s Current Report on Form 8-K dated December 19, 2014, filed with the Securities and Exchange Commission on December 19, 2014 (File No. 001-3661))

3.1	Amended and Restated By-Laws of B/E Aerospace, Inc.
10.1

Tax Sharing and Indemnification Agreement, dated as of December 15, 2014, by and between KLX Inc. and B/E Aerospace, Inc. (incorporated by reference to Exhibit 10.1 to KLX Inc.’s Current Report on Form 8-K dated December 19, 2014, filed with the Securities and Exchange Commission on December 19, 2014 (File No. 001-3661))

10.2

Credit Agreement, dated as of December 16, 2014, among B/E Aerospace, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent, Citigroup Global Markets Inc. and Goldman Sachs Bank USA, as Syndication Agents, Credit Suisse AG, Cayman Islands Branch, TD Bank, N.A., Royal Bank of Canada, Deutsche Bank Securities Inc., Barclays Bank PLC, Bank of Tokyo Mitsubishi UFJ, Ltd. and Capital One Business Credit Corp., as Documentation Agents, and certain lenders party thereto.

10.3	Fifth Supplemental Indenture, dated as of December 15, 2014, between B/E Aerospace, Inc. and Wilmington Trust Company, as trustee.
10.4	Sixth Supplemental Indenture, dated as of December 15, 2014, between B/E Aerospace, Inc. and Wilmington Trust Company, as trustee.
99.1

Information Statement of KLX Inc., dated November 26, 2014 (incorporated by reference to Exhibit 99.1 to KLX Inc.’s Amendment No. 4 to Registration Statement on Form 10 dated November 26, 2014, filed with the Securities and Exchange Commission on November 26, 2014 (File No. 001-36610)).

99.2	Press Release dated December 17, 2014.